UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): December 28, 2004
                                                       -----------------

                         Centennial Communication Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-19603                                 06-1242753
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      (Commission File Number)            (IRS Employer Identification No.)

                                 3349 Route 138
                             Wall, New Jersey 07719
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          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01         Completion of Acquisition or Disposition of Assets.
                  --------------------------------------------------

On December 28, 2004, Centennial Communications Corp. completed the previously announced sale of its wholly owned subsidiary, Centennial Puerto Rico Cable TV Corp., to an affiliate of Hicks, Muse, Tate & Furst Incorporated for approximately $155 million in cash. A copy of the press release announcing the completion of such sale is attached hereto as Exhibit 99.1 and is incorporated herein by reference. There was no material relationship, other than with respect to such transaction, between Hicks, Muse, Tate & Furst Incorporated and Centennial or any of its affiliates, any of its directors or officers, or any associate of any of its directors or officers.

Item 8.01         Other Events.
                  ------------

On December 28, 2004, Centennial also announced that it will redeem $115 million aggregate principal amount of its $300 million outstanding 10-3/4% senior subordinated notes due December 15, 2008. The redemption will occur on or about January 27, 2005 at a redemption price of 103.583%. The press release attached hereto as Exhibit 99.1 also describes such redemption and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

          (b)  Pro Forma Financial Information.

               (i)  Unaudited  Pro  Forma   Condensed   Consolidated   Financial
                    Statements as of and for the period ended August 31, 2004 and for the three years ended May 31, 2004 (filed herewith as Exhibit 99.2)

          (c)  Exhibits.

               99.1 Press  release  of  Centennial  Communications  Corp.  dated
                    December 28, 2004

               99.2 Unaudited  Pro  Forma   Condensed   Consolidated   Financial
                    Statements as of and for the period ended August 31, 2004 and for the three years ended May 31, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTENNIAL COMMUNICATIONS CORP.


                                       By:    /s/ Tony L. Wolk
                                          --------------------
Date:  January 4, 2005                    Tony L. Wolk
                                          Senior Vice President, General Counsel



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                                  EXHIBIT INDEX

Exhibit No.                           Description
-----------                           -----------

99.1      Press release of Centennial  Communications  Corp.  dated December 28,
          2004

99.2 Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the period ended August 31, 2004 and for the three years ended May 31, 2004



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